                                                                   EXHIBIT 10.12

                                  AMENDMENT TO
                         MASTER NOTE FOR LINE OF CREDIT

This Amendment to Master Note for Line of Credit (the "Amendment") is entered into to be effective as of August 9, 2001, by and between Northwest Biotherapeutics, Inc. ("Borrower") and Northwest Hospital ("Lender").

                                    RECITALS

        Borrower and Lender are parties to that certain Master Note For Line of Credit dated as of July 1, 1997, as amended from time to time (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW,THEREFORE, the parties agree as follows:

1. Section 2 of the Agreement is hereby amended and restated in its entirety as follows:

        "2.     PAYMENTS. This Note shall be repaid in full upon the earlier of
        (a) June 30, 2002, (b) consummation of an initial public offering of the Borrower's Common Stock registered under the Securities Act of 1933, as amended, or (c) consummation of (i) a merger or consolidation of Borrower with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of Borrower immediately prior to such merger, consolidated or other reorganization or (ii) the sale, transfer or other disposition of all or substantially all of Borrower's assets."

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                        NORTHWEST BIOTHERAPEUTICS, INC.

                                        By:  /s/ DANIEL O. WILDS
                                             ----------------------------------
                                             Name:  Daniel O. Wilds
                                             Title: Chairman, President and CEO


                                        NORTHWEST HOSPITAL

                                        By:  /s/ C. WILLIAM SCHNEIDER
                                             ----------------------------------
                                             Name:  C. William Schneider
                                             Title: President and CEO

                                                                        8/9/2001